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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 5, 2008

Regal Entertainment Group
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31315 (Commission File Number)	02-0556934 (IRS Employer Identification No.)

7132 Regal Lane, Knoxville, Tennessee 37918
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: 865-922-1123

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        On March 5, 2008, Regal Entertainment Group issued a press release announcing that it had priced its convertible senior notes due 2011 (the "Notes"). The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

        The information contained in this Current Report on Form 8-K, including the exhibits hereto, does not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers of the securities will be made only by means of a private offering circular. The Notes and the shares of common stock issuable upon conversion have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits.

  (a)
  Financial statements of businesses acquired.

    N/A

  (b)
  Pro forma financial information.

    N/A

  (c)
  Shell company transactions.

    N/A

  (d)
  Exhibits.

Exhibit No.	Exhibit Description
99.1	Regal Entertainment Group press release dated March 5, 2008

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL ENTERTAINMENT GROUP
Date: March 5, 2008	By:	/s/ AMY E. MILES
Name:	Amy E. Miles
Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Regal Entertainment Group press release dated March 5, 2008

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SIGNATURES
EXHIBIT INDEX